Exhibit 10.13

Software Acquisition Group Inc.

1980 Festival Plaza Drive

Suite 300

Las Vegas, NV 89135

October 14, 2020

Software Acquisition Holdings LLC
1980 Festival Plaza Drive

Suite 300

Las Vegas, NV 89135

Re:	Warrant Forfeiture

To Whom It May Concern:

Reference is made to that certain Private Placement Warrants Purchase Agreement, dated as of November 19, 2019 (the “Warrant Agreement”), by and between Software Acquisition Group Inc. (the “Company”) and Software Acquisition Holdings LLC (“Sponsor”), pursuant to which the Company issued Sponsor 1,064,000 warrants to purchase shares of the Company’s Class A common stock, par value $0.0001 (the “Warrants”). In connection with the consummation of the transaction contemplated by that certain Agreement and Plan of Merger, dated as of August 10, 2020, by and among the Company, CS Merger Sub, Inc., CuriosityStream Inc. and Hendricks Factual Media LLC, Sponsor hereby agrees the Warrants are hereby forfeited and cancelled for no consideration.

This letter will be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to principles of conflicts of law. This letter may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which together will be considered one and the same agreement.

[Signature Page Follows]

Please confirm your agreement to the foregoing by executing this letter as indicated below.

Sincerely,

SOFTWARE ACQUISITION GROUP INC.

By:	/s/ Jonathan Huberman
Name:	Jonathan Huberman
Title:	Chairman, CEO & CFO

Acknowledged and agreed:

Software Acquisition Holdings LLC

By:	/s/ Jonathan Huberman
Name:	Jonathan Huberman
Title:	Chairman, CEO & CFO

[Signature Page to Warrant Forfeiture Letter]